LOAN AND CREDIT LINES	12 Months Ended
Dec. 31, 2017
Long-term Debt, Unclassified [Abstract]
LOAN AND CREDIT LINES
NOTE 8:-        LOAN AND CREDIT LINES

In March 2013, the Company was provided with a revolving Credit Facility by four financial institutions. The Credit Facility was renewed and amended several times during the past years according to Company’s needs and financial position.

In December 2016, the Company signed an amendment to its agreement with the four financial institutions to increase the allowed discounting activities of LC receivables from one of its customers to $ 94,000 in addition to the existing $ 20,000 receivables factoring limit.

In March 2017, the Company signed a further amendment to its agreement with the four financial institutions to extend the Credit Facility repayment date to March 31, 2018. One of the four bank terminated its participation in the agreement and its share in the Credit Facility was re-distributed by the other three on a pro-rata basis. In addition the Credit Facility for bank guarantees was increased to $ 50,200. Other change adjusted the fees and interest spread to the same levels of the original agreement from March 2013.

As of December 31, 2017 the Company has not utilized any of the $ 50,000 credit line available for short term loans. During 2017, the credit lines carry interest rates in the range of Libor+3.0% and Libor+3.5%.

In February 2018, the Company signed a further amendment to its agreement with the three financial institutions to increase the bank guarantees credit lines by $ 15,000 to a total of $ 65,200.

In March 2018, the Company signed an amendment to the agreement in the frame of which, the fourth bank returned to the consortium after resolving some regulatory matters that caused it to terminate its participation in the consortium in March 2017 and the Credit Facility was redistributed between the consortium members. The amendment extends the Credit Facility by 2 years and 3 months, till June 30, 2020. This extension is subject to the Company achieving a positive operating profit in 2018, otherwise the agreement will only be extended by 1 year and 3 months.  Furthermore, the amendment includes an additional increase in bank guarantees credit lines of $20,000, to $85,200, a decrease in Credit Facility for loans of $10,000 to $40,000, a decrease in allowed letter of credit discounting activities with one customer from $94,000 to $50,000 and additional $10,000 of allowed factoring of invoices with another specific customer. The existing $20,000 receivables factoring permitted under the agreement, has remained unchanged. The amendment also includes reduced fees and interest spread as compared with the March 2017 amendment.

The Credit Facility is secured by a floating charge over all Company assets as well as several customary fixed charges on specific assets.

Repayment could be accelerated by the financial institutions in certain events of default including in insolvency events, failure to comply with financial covenants or an event in which a current or future shareholder acquires control (as defined under the Israel Securities Law) of the Company.

The credit agreement contains financial and other covenants requiring that the Company maintains, among other things, minimum shareholders' equity value and financial assets, a certain ratio between its shareholders' equity and the total value of its assets on its balance sheet, a certain ratio between its net financial debt to each of our working capital and accounts receivable. As of December 31, 2017 and 2016, the Company met all of its covenants.